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                                      DELTAPOINT, INC.

                                     SERIES A PREFERRED

                                  STOCK PURCHASE AGREEMENT

                                         MAY 6, 1997


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                              TABLE OF CONTENTS
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1.  Purchase and Sale of Stock....................................................................................    1

         1.1  Sale and Issuance of Series A Preferred Stock.......................................................    1
         1.2  Closing.............................................................................................    1
         1.3  Subsequent Sale of Series A Preferred Stock.........................................................    1

2.  Representations and Warranties of the Company.................................................................    1

         2.1  Organization, Good Standing and Qualification.......................................................    1
         2.2  Capitalization and Voting Rights....................................................................    1
         2.3  Subsidiaries........................................................................................    2
         2.4  Authorization.......................................................................................    2
         2.5  Valid issuance of Preferred and Common Stock........................................................    3
         2.6  Governmental Consents...............................................................................    3
         2.7  Offering............................................................................................    3
         2.8  No Senior Debt......................................................................................    3
         2.9  Registration Statement..............................................................................    3

3.  Representations and Warranties of the Investors...............................................................    3

         3.1  Authorization.......................................................................................    3
         3.2  Purchase Entirely for Own Account...................................................................    3
         3.3  Disclosure of Information...........................................................................    4
         3.4  Investment Experience...............................................................................    4
         3.5  Accredited Investor.................................................................................    4
         3.6  Restricted Securities...............................................................................    4
         3.7  Further Limitations on Disposition..................................................................    4
         3.8  Legends.............................................................................................    4
         3.9  Further Representations by Foreign Investors........................................................    4
         3.10 Registration Statement..............................................................................    4

4.  California Commissioner of Corporations.......................................................................    5

         4.1  Corporate Securities Law............................................................................    5

5.  Conditions of Investor's Obligations at Closing...............................................................    5

         5.1  Representations and Warranties.......................................................................   5
         5.2  Performance..........................................................................................   5
         5.3  Compliance Certificate...............................................................................   5
         5.4  Qualifications.......................................................................................   5
         5.5  Opinion of Counsel...................................................................................   5
         5.6  Effectiveness of Registration Statement..............................................................   5

6.  Conditions of the Company's Obligations at Closing.............................................................   5

         6.1  Representations and Warranties.......................................................................   5
         6.2  Payment of Purchase Price............................................................................   5
         6.3  Qualifications.......................................................................................   5
         6.4  Effectiveness of Registration Statement..............................................................   6

7.  Registration Rights............................................................................................   6

         7.1  Registration.........................................................................................   6
         7.2  Indemnification and Contribution.....................................................................   7

8.  Miscellaneous..................................................................................................   9

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         8.1  Survival of Warranties...............................................................................   9
         8.2  Covenant Not to Convert Series A Preferred Stock.....................................................   9
         8.3  Private Placement....................................................................................   9
         8.4  Successors and Assigns...............................................................................   9
         8.5  Governing Law........................................................................................   9
         8.6  Counterparts.........................................................................................   9
         8.7  Titles and Subtitles.................................................................................   9
         8.8  Notices..............................................................................................   9
         8.9  Finder's Fee.........................................................................................   9
         8.10 Attorney's Fees......................................................................................   9
         8.11 Amendments and Waivers...............................................................................  10
         8.12 Severability.........................................................................................  10
         8.13 Aggregation of Stock.................................................................................  10
         8.14 Entire Agreement.....................................................................................  10

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EXHIBIT A        Amended and Restated Certificate of Determination of Series A
                 Preferred Stock
EXHIBIT B        Opinion of Counsel for the Company



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                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT is made as of the 6th day of May, 1997, by and among DeltaPoint, Inc., a California corporation (the "Company"), and High Risk Opportunities Hub Fund, Ltd. (the "Investor").

          THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   PURCHASE AND SALE OF STOCK.

               1.1   SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.

                     (a) The Company shall adopt and file with the Secretary of State of California on or before the Closing (as defined below) the Amended and Restated Certificate of Determination of Series A Preferred Stock in substantially the form attached hereto as EXHIBIT A (the
"Certificate of Determination").

                     (b) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing 1,746 shares of the Company's Series A Preferred Stock for the purchase price of $1,000 per share.

               1.2 CLOSING. The purchase and sale of the Series A Preferred Stock shall take place at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, at 10:00 A.M., on May 12, 1997, or at such other time and place as the Company and Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to Investor a certificate representing the Series A Preferred Stock that such Investor is purchasing, and Investor shall deliver to the Company for cancellation the 6% Convertible Subordinated Debenture originally dated December 31, 1996 issued by the Company to Investor (the "Note") (with the principal amount reduced to reflect partial conversions thereof into the Company's Common Stock). In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company. In addition, at the Closing the Company shall deliver to Investor, cash in full payment of accrued interest on the Note through the date of Closing.

               1.3 SUBSEQUENT SALE OF SERIES A PREFERRED STOCK. The Company may sell on or before June 30, 1997, up to the balance of the authorized number of shares of Series A Preferred Stock not sold at the Closing to such purchasers as it shall select, at a price not less than $1,000 per share.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Investor that, as of the date hereof and the date of Closing:

               2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

               2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                     (a) PREFERRED STOCK. 4,000,000 shares of Preferred Stock (the "Preferred Stock"), of which 2,500 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") and up to all of

                                       1
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which will be sold pursuant to this Agreement or agreements containing substantially similar terms. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Certificate of Determination.

                     (b) COMMON STOCK. 25,000,000 shares of common stock ("Common Stock"), of which 2,567,873 shares were issued and outstanding as of April 29, 1997.

                     (c) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

                     (d) Except for (A) the conversion privileges of the Series A Preferred Stock to be issued under this Agreement and of $2,150,000 of original principal amount of the Company's 6% Convertible Subordinated Debentures issued by the Company in December, 1996, including the Note, (the "Debentures"), (B) the registration rights of the Series A Preferred Stock to be issued under this Agreement and of any Debentures that remain outstanding after the Closing, (C) options outstanding on December 31, 1996 to purchase 740,508 shares of Common Stock granted to employees, and options granted to employees thereafter in the ordinary course of business, including options to purchase 225,000 options granted to the Company's Chief Executive Officer, Jeffrey F. Ait, (D) currently outstanding warrants to purchase 198,413 shares of Common Stock, (E) warrants to purchase up to 29,615 shares of Common Stock that may be issued to H.J. Meyers and Co., Inc. ("Meyers") pursuant to the Engagement Agreement between the Company and Meyers dated as of October 15, 1996, (F) registration rights related to the warrants described in clauses
(D) and (E) above, (G) 260,000 shares of Common Stock that may be issuable to InLet, Inc.("InLet") pursuant to a transaction contemplated in a Letter of Intent (the "InLet Letter of Intent") among the Company, Inlet and InLet Divestiture Corp. dated April 16, 1997, and shares of Common Stock that may be issuable by the Company to InLet for royalties and other payments that may be payable by the Company pursuant to such transaction and (H) registration rights related to the Common Stock being registered pursuant to (1) Post-Effective Amendment No. 2 to the Company's Registration Statement on Form SB-2 (Reg. No. 333-17733), (2) Post-Effective Amendment No. 4 to the Company's Registration Statement on Form SB-2 (Reg. No. 333-3784), (3) Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Reg. No. 333-22565) and (4) registration rights of InLet pursuant to the transaction contemplated in the InLet Letter of Intent, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, as of December 31, 1996, the Company had reserved an additional 63,213 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Company's 1990 Stock Option Plan, 1992 Stock Option Plan and 1995 Stock Option Plan (the "Option Plans"). In addition to the aforementioned options, the Board of Directors of the Company has authorized, and the Company has solicited shareholder approval of, options to purchase an additional 400,000 shares of Common Stock pursuant to the 1995 Stock Option Plan The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company or by a director of the Company.

               2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

               2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance,

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injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

               2.5   VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

               The Series A Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Determination, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

               2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within fifteen (15) days of the sale of the Series A Preferred Stock hereunder.

               2.7 OFFERING. Subject in part to the truth and accuracy of Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series A Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

               2.8 NO SENIOR DEBT. Except for the Debentures and for obligations with respect to equipment leases or other equipment financings incurred in the ordinary course of business, the Company is not currently indebted to any banks, commercial finance lenders, leasing or equipment financing institutions (including the vendor financing such equipment) or other lending institutions regularly engaged in the business of lending money (including venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), for money borrowed or for the purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured.

               2.9 REGISTRATION STATEMENT. The Company has filed Amendment No. 1 to Registration Statement on Form SB-2 (Reg. No. 333-22565) ("Amendment No. 1") with the Securities and Exchange Commission (the "SEC"). Amendment No. 1 covers the issuance of the shares of Common Stock issuable upon conversion of the Note. Amendment No. 1 has been declared effective by the SEC. Such effectiveness will expire on May 14, 1997.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. Investor hereby represents and warrants that:

               3.1 AUTHORIZATION. Investor has full power and authority to enter into this Agreement, and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

               3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Series A Preferred Stock to be received by Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Series A Preferred Stock.

                                       3
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               3.3   DISCLOSURE OF INFORMATION.  Investor believes it has
received all the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of the Investor to rely thereon.

               3.4 INVESTMENT EXPERIENCE. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series A Preferred Stock.

               3.5 ACCREDITED INVESTOR. Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

               3.6 RESTRICTED SECURITIES. Investor understands that the Series A Preferred Stock and the Common Stock issuable upon conversion thereof (collectively, the "Securities") it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Series A Preferred Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and such transfer is in compliance with applicable securities laws.

               3.8 LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                     (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                     (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

               3.9 FURTHER REPRESENTATIONS BY FOREIGN INVESTORS. If an Investor is not a United States person, Investor hereby represents that he has satisfied himself as to the full observance of the laws of his jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor's subscription and payment for, and his continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his jurisdiction.

               3.10 REGISTRATION STATEMENT. Investor acknowledges that it has reviewed the Company's Amendment No. 1 to Registration Statement on Form SB-2 (Reg. No. 333-22565).

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4.   CALIFORNIA COMMISSIONER OF CORPORATIONS.

               4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

               5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

               5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               5.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

               5.4 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               5.5 OPINION OF COUNSEL. The Investor shall have received an opinion of the Company's counsel in substantially the form attached hereto as Exhibit A.

               5.6 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement (as defined below) shall have been declared effective by the SEC and no stop order shall have been issued by the SEC with respect to the securities of the Company.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

               6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price specified in Section 1.2.

               6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               6.4 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have been declared effective by the SEC and no stop order shall have been issued by the SEC with respect to the securities of the Company.

7.   REGISTRATION RIGHTS

               7.1   REGISTRATION.

                     (a) Company shall prepare and file a new registration statement or an amendment to Amendment No. 1 ( such registration statement or amendment, the "Registration Statement") with the SEC under the Act to register the issuance and/or resale of the Common Stock issuable upon conversion of the Series A Preferred Stock (the "Registrable Securities") and shall use its best efforts to secure the effectiveness of such Registration Statement on or before the Closing. The number of Registrable Securities to be registered shall be based on the applicable conversion price at the time the Registration Statement is filed. The Company shall further amend the Registration Statement to include additional Registrable Securities, if any, at such time as the holders of a majority of the Registrable Securities shall direct; provided, however, that the Company shall not be obligated to effect more than one such amendment.

                     (b) Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Investor shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Investor. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Investor.

                     (c) In the case of the registration effected by the Company pursuant to these registration provisions, Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the second anniversary of the Closing, (B) such date as all of the Registrable Securities have been resold or (C) such time as all of the Registrable Securities held by Investor can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Investor from time to time may reasonably request; (iv) cause the Registrable Securities to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by Company are then listed or quoted; (v) provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of Company and otherwise use its best efforts to maintain requisite blue sky clearance in (X) all jurisdictions in which shares of the Series A Preferred Stock were originally sold and (Y) all other states specified in writing by Investor, provided, however, that, as to clause (Y), Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                     (d) Company shall furnish to Investor upon request a reasonable number of copies of a supplement to or an amendment of the prospectus used in connection with the Registration Statement as may be necessary in order to facilitate the public sale or other disposition of all or any of the Registrable Securities held by the Investor.

                     (e) With a view to making available to Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Investor to sell Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, Company covenants and agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the second anniversary of the Closing or
(B) such date as all of the Registrable Securities shall have been resold;
(ii) file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) furnish to Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of Company, and (C) such other information as may be reasonably requested in order to avail Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration or pursuant to such registration statement on Form S-3.

                     (f) If Investor shall propose to sell any Registrable Securities pursuant to the Registration Statement, it shall notify Company of its intent to do so by 12:00 noon Pacific time on the second business day prior to such proposed sale. Such notice shall be deemed to constitute a representation that any written information previously supplied by Investor is accurate as of the date of such notice. At any time on or before 5:00 p.m. Pacific time on the business day after the business day on which the Company receives such notice, Company may refuse to permit the Investor to resell any Registrable Securities pursuant to the Registration Statement for an initial period not to exceed thirty (30) days; provided, however, that in order to exercise this right, Company must deliver a certificate in writing to the Investor to the effect that a delay in such sale is necessary because a sale pursuant to such Registration Statement in its then-current form would not be in the best interests of Company and its stockholders due to disclosure obligations of Company. For example, if the Company receives such notice from Investor on 11:00 a.m. Pacific time on Tuesday, it must deliver such certificate to Investor on or before 5:00 p.m. Pacific time on Wednesday in order to exercise the foregoing right to delay the sale. If the Company exercises such right, it shall use its best efforts to amend the Registration Statement if necessary and to take all other actions necessary to allow such sale, and shall notify the Investor promptly after it has determined that such sale has become permissible. Notwithstanding the foregoing, Company shall not be entitled to exercise its right to withdraw the registration statement more than three (3) times in any calendar year or for more than two consecutive thirty (30) day periods in any calendar year. Investor hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the Registration Statement during the periods the Registration Statement is withdrawn as set forth in this Section 7.1(f).

               7.2   INDEMNIFICATION AND CONTRIBUTION.

                     (a) Company agrees to indemnify and hold harmless Investor from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Investor may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact or omission to state a material fact in the Registration Statement on the effective date thereof, or arise out of any failure by Company to fulfill any undertaking included in the Registration Statement, and Company will, as incurred, reimburse Investor for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Company by or on behalf of Investor specifically for use in preparation of the Registration Statement, (ii) the failure of Investor to comply with the covenants and agreements contained in Section 7.1(f) hereof, or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by Investor.

                     (b) Investor agrees to indemnify and hold harmless Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Company by or on behalf of Investor specifically for use in preparation of the Registration Statement;

provided, however, that Investor shall not be liable in any such case for any untrue statement or omission in any prospectus which statement has been corrected, in writing, by Investor and delivered to Company before the sale from which such loss occurred, (ii) the failure of Investor to comply with the covenants and agreements contained in Section 7.1(f) hereof, or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by the Investor, and Investor will, as incurred, reimburse Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.2(c) such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

                     (d)   If the indemnification provided for in this
Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under this Section 7.2 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Company on the one hand and Investor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.
The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Company on the one hand or Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Company and Investor agree that it would not be just and equitable if contribution pursuant to this subsection
(iv) were determined by pro rata allocation (even if Investor and all other Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Investor's obligations in this subsection (iv) to contribute are several in proportion to its respective sales of Registrable Securities to which such loss relates and not joint.

                     (e)   The obligations of Company and Investor under this
Section 7.2 shall be in addition to any liability which Company and Investor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Company or Investor within the meaning of the Securities Act and the Exchange Act.

8.   MISCELLANEOUS.

               8.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

               8.2 COVENANT NOT TO CONVERT SERIES A PREFERRED STOCK. No Investor shall, without the prior written consent of the Company, convert any shares of Series A Preferred whereby, solely by virtue of such conversion, such Investor will be deemed, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, to be the beneficial owner of more than 4.9% of any class of the Company's then issued and outstanding equity securities which are registered pursuant to Section 12 of such Exchange Act.

               8.3 PRIVATE PLACEMENT. The Company agrees not to consummate any private placement financing as long as High Risk Opportunities Hub Fund, Ltd. holds any shares of Series A Preferred. The rights of Investor pursuant to this Section 8.3 are not assignable to any assignee or transferee of Series A Preferred.

               8.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               8.5 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               8.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               8.8 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon confirmation of receipt of a facsimile transmission, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               8.9 FINDERS' FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees, or representatives is responsible.

               The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               8.10 ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Certificate of Determination, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               8.11 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

               8.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               8.13 AGGREGATION OF STOCK. All shares of Series A Preferred held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               8.14 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   DELTAPOINT, INC.



                                   By:   /s/ Jeffrey F. Ait
                                         ---------------------------------------
                                         Jeffrey F. Ait, Chief Executive Officer

                        Address:   22 Lower Ragsdale Drive
                                   Monterey, CA 93940


                                   HIGH RISK OPPORTUNITIES HUB FUND, LTD.:



                                   By:   /s/ Robert H. Fasulo
                                         ---------------------------------------
                                         Robert H. Fasulo, C.F.O.

                                   III Offshore Advisors
                                   ---------------------------------------------
                        Address:   250 S. Australian, Suite 600
                                   ---------------------------------------------
                                   West Palm Beach, FL 33401
                                   ---------------------------------------------